Exhibit 21

LIST OF SUBSIDIARIES OF TRANE TECHNOLOGIES PLC
As of December 31, 2022

Name of Subsidiary	Jurisdiction of Formation	Percent of Ownership
200 PARK, INC.	SOUTH CAROLINA	100%

AIRCO LIMITED	THAILAND	48%

AL-KO AIR TECHNOLOGY (SUZHOU) CO., LTD.	CHINA	100%

AL-KO AIR TECHNOLOGY EQUIPMENT SALES (TIANJIN) CO., LTD.	CHINA	100%

AL-KO LUCHTTECHNIEK B.V.	NETHERLANDS	100%

AL-KO THERM D.O.O.	SLOVENIA	33%

AL-KO THERM GMBH	GERMANY	100%

ALDRICH PUMP LLC	NORTH CAROLINA	100%

ALLIANCE COMPRESSORS LLC	DELAWARE	25%

AMAIR LIMITED	THAILAND	97%

ARCTIC COOL CHILLERS LIMITED	CANADA	100%

ARO DE VENEZUELA, C.A.	VENEZUELA	100%

BEST MATIC INTERNATIONAL AB	SWEDEN	100%

BEST MATIC INTERNATIONAL LIMITED	UNITED KINGDOM	100%

BEST MATIC VERMOGENSVERWALTUNGS GMBH	GERMANY	100%

CALMAC CORP.	NEW YORK	100%

CLIMATE ETC TECHNOLOGY SERVICES PRIVATE LIMITED	INDIA	100%

CLIMATELABS LLC	NORTH CAROLINA	100%

COMPAGNIE TRANE TECHNOLOGIES SAS	FRANCE	100%

COOL ENERGY LIMITED	UNITED KINGDOM	100%

DALLAH TRANE FOR MANUFACTURING AIR CONDITIONERS	SAUDI ARABIA	49%

DIASORIN INTERNATIONAL B.V.	NETHERLANDS	100%

ECOENERGIE I AL-KO SAS	FRANCE	30%

FILAIRCO, INC.	PHILIPPINES	100%

FILAIRCO TECHNICAL SERVICES CO., INC.	PHILIPPINES	25%

FRIGOBLOCK GMBH	GERMANY	100%

FRIGOBLOCK UK LIMITED	UNITED KINGDOM	100%

HERMANN TRANE HARRISBURG INC.	DELAWARE	100%

ICS COOL ENERGY (SAS)	FRANCE	100%

ICS COOL ENERGY AG	SWITZERLAND	100%

ICS COOL ENERGY B.V.	NETHERLANDS	100%

ICS COOL ENERGY GMBH	GERMANY	100%

ICS COOL ENERGY INVESTMENTS LIMITED	UNITED KINGDOM	100%

ICS COOL ENERGY LIMITED	UNITED KINGDOM	100%

ICS GROUP HOLDINGS LIMITED	UNITED KINGDOM	100%

INDUSTRIAL CHILL SERVICING PRIVATE LTD.	MAURITIUS	100%

INGERSOLL-RAND ZIMBABWE (PRIVATE) LIMITED	ZIMBABWE	100%

LKV LUFTTECHNISCHE KOMPONENTEN VERTRIEBSGESELLSCHAFT MBH NEUBRANDENBURG	GERMANY	100%

MAGENTA TECHNOLOGIES, LLC	DELAWARE	49%

MITSUBISHI ELECTRIC TRANE HVAC US LLC	DELAWARE	50%

MURRAY BOILER HOLDINGS LLC	DELAWARE	100%

MURRAY BOILER LLC	NORTH CAROLINA	100%

NEXIA INTELLIGENCE LLC	DELAWARE	100%

PERFECT PITCH, L.P.	DELAWARE	68%

PT TRANE INDONESIA	INDONESIA	100%

R&O IMMOBILIEN GMBH	GERMANY	100%

REFTRANS, S.A.	SPAIN	85%

SHAANXI BAOCHENG AEROTECH AIR-CONDITIONING EQUIPMENT CO., LTD	CHINA	38%

SOCIÉTÉ TRANE SAS	FRANCE	100%

SPANASHVIEW UNLIMITED COMPANY	IRELAND	100%

STANDARD COMPRESSORS INC.	DELAWARE	100%

STANDARD INDUSTRIAL MINERAL PRODUCTS CORP.	PHILIPPINES	40%

STANDARD RESOURCES AND DEVELOPMENT CORPORATION	PHILIPPINES	40%

STANDARD TRANE INSURANCE COMPANY	NORTH CAROLINA	100%

STANDARD TRANE IRELAND DESIGNATED ACTIVITY COMPANY	IRELAND	100%

STANDARD TRANE WARRANTY COMPANY	SOUTH CAROLINA	100%

T.I. SOLUTIONS (ISRAEL) LTD.	ISRAEL	100%

TAST LIMITED	THAILAND	48%

THE IMTEAZ ALROAA COMPANY FOR GENERAL TRADE AND MAINTENANCE OF INDUSTRIAL EQUIPMENT LIMITED LIABILITY	IRAQ	100%

THERMO KING (HONG KONG) COMPANY LIMITED	HONG KONG	100%

THERMO KING (SHANGHAI) CO., LTD.	CHINA	100%

THERMO KING CONTAINER TEMPERATURE CONTROL (SUZHOU) CORPORATION LTD.	CHINA	82%

THERMO KING CONTAINER-DENMARK A/S	DENMARK	100%

THERMO KING DE PUERTO RICO, INC.	DELAWARE	100%

THERMO KING ENTERPRISE HONG KONG LLC	DELAWARE	100%

THERMO KING INDIA PRIVATE LIMITED	INDIA	100%

THERMO KING IRELAND LIMITED	IRELAND	100%

THERMO KING JAPAN LIMITED	JAPAN	100%

THERMO KING LLC	DELAWARE	100%

THERMO KING MANUFACTURING S.R.O.	CZECHIA	100%

THERMO KING PUERTO RICO MANUFACTURA, INC.	PUERTO RICO	100%

THERMO KING RODAMIENTOS, S.L.	SPAIN	100%

THERMO KING SOUTH AFRICA (PTY) LTD.	SOUTH AFRICA	100%

THERMO KING SVC, INC.	DELAWARE	100%

THERMO KING SVERIGE AB	SWEDEN	100%

THERMO KING TRANSPORTKOELING B.V.	NETHERLANDS	100%

TK PUERTO RICO AIRE, INC.	PUERTO RICO	100%

TK PUERTO RICO COMERCIAL, INC.	PUERTO RICO	100%

TK PUERTO RICO ENSAMBLAJE, INC.	PUERTO RICO	100%

TK PUERTO RICO FABRICACION, INC.	PUERTO RICO	100%

TK PUERTO RICO LOGISTICA, INC.	PUERTO RICO	100%

TK PUERTO RICO OPERACIONES INDUSTRIALES, INC.	PUERTO RICO	100%

TK PUERTO RICO PRODUCCION, INC.	PUERTO RICO	100%

TK PUERTO RICO SOLUCIONES CLIMATICAS, INC.	PUERTO RICO	100%

TK PUERTO RICO TECNOLOGIAS, INC.	PUERTO RICO	100%

TM AIR CONDITIONING SDN. BHD.	MALAYSIA	100%

TRANE (EUROPE) LIMITED	UNITED KINGDOM	100%

TRANE (IRELAND) LIMITED	IRELAND	100%

TRANE (SCHWEIZ) GMBH / TRANE (SUISSE) S.À.R.L.	SWITZERLAND	100%

TRANE (THAILAND) LIMITED	THAILAND	100%

TRANE AIR CONDITIONING PRODUCTS LIMITED	CAYMAN ISLANDS	100%

TRANE AIR CONDITIONING SYSTEMS (CHINA) CO. LTD.	CHINA	100%

TRANE AIR CONDITIONING SYSTEMS AND SERVICE CO., LIMITED	HONG KONG	100%

TRANE AIR CONDITIONING TECHNOLOGIES (SHANGHAI) CO., LTD	CHINA	100%

TRANE AIRCONDITIONING PTE. LTD.	SINGAPORE	100%

TRANE AIRE ACONDICIONADO S.L.	SPAIN	100%

TRANE BERMUDA LTD.	BERMUDA	100%

TRANE BRANDS, INC.	DELAWARE	100%

TRANE BUFORD LLC	DELAWARE	100%

TRANE BV	BELGIUM	100%

TRANE CANADA ULC	CANADA	100%

TRANE CENTRAL AMERICA, INC.	DELAWARE	100%

TRANE CHINA HOLDINGS LIMITED	CAYMAN ISLANDS	100%

TRANE CLIMATE MANUFACTURING S.R.L.	ITALY	100%

TRANE CR SPOL SRO.	CZECHIA	100%

TRANE CROATIA D.O.O. ZA TRGOVINU	CROATIA	100%

TRANE DE ARGENTINA S.A.	ARGENTINA	100%

TRANE DE CHILE S.A.	CHILE	100%

TRANE DE COLOMBIA S.A.	COLOMBIA	100%

TRANE DEUTSCHLAND GMBH	GERMANY	100%

TRANE DISTRIBUTION PTE LTD	SINGAPORE	100%

TRANE DO BRASIL INDÚSTRIA E COMÉRCIO DE PRODUCTOS PARA CONDICIONAMENTO DE AR LTDA.	BRAZIL	100%

TRANE DOMINICANA, S.R.L.	DOMINICAN REPUBLIC	100%

TRANE EGYPT LLC	EGYPT	99%

TRANE ENERGY CHOICE, LLC	DELAWARE	100%

TRANE EUROPE HOLDINGS B.V.	NETHERLANDS	100%

TRANE EXPORT LLC	DELAWARE	100%

TRANE FINANCE SRL	BELGIUM	100%

TRANE FRANCE SAS	FRANCE	100%

TRANE GMBH	AUSTRIA	100%

TRANE GRID SERVICES LLC	KENTUCKY	100%

TRANE HELLAS S.A.	GREECE	100%

TRANE HOLDING LIMITED	DELAWARE	100%

TRANE HOLDINGS COMPANY YK	JAPAN	100%

TRANE HUNGARY KFT	HUNGARY	100%

TRANE INC.	DELAWARE	100%

TRANE INC. OF DELAWARE	DELAWARE	100%

TRANE INDIA LTD.	DELAWARE	100%

TRANE INTERNATIONAL INC.	DELAWARE	100%

TRANE INVESTMENTS CANADA INC.	CANADA	100%

TRANE IP INC.	DELAWARE	100%

TRANE ITALIA S.R.L	ITALY	100%

TRANE JAPAN, LTD.	JAPAN	100%

TRANE KLIMA TICARET AS	TURKEY	100%

TRANE KOREA, INC.	KOREA, REPUBLIC OF	100%

TRANE KUWAIT AIRCONDITIONING CO WLL	KUWAIT	49%

TRANE MALAYSIA SALES & SERVICES SDN. BHD.	MALAYSIA	100%

TRANE MAROC S.A.R.L.AU	MOROCCO	100%

TRANE NETHERLANDS B.V.	NETHERLANDS	100%

TRANE POLAND SP. Z O.O.	POLAND	100%

TRANE PORTUGAL	PORTUGAL	100%

TRANE PUERTO RICO LLC	DELAWARE	100%

TRANE QATAR LLC	QATAR	49%

TRANE ROMANIA S.R.L.	ROMANIA	100%

TRANE S.A.	SWITZERLAND	100%

TRANE S.A.E.	EGYPT	100%

TRANE SERVICEFIRST, C.A.	VENEZUELA	100%

TRANE SERVICES LIMITED	UNITED KINGDOM	100%

TRANE SINGAPORE ENTERPRISES PTE. LTD.	SINGAPORE	100%

TRANE SISTEMAS INTEGRALES, S. DE R.L. DE C.V.	MEXICO	100%

TRANE SPC	OMAN	100%

TRANE SUPPORT SAS	FRANCE	100%

TRANE SWEDEN AB	SWEDEN	100%

TRANE SYSTEMS SOLUTIONS OF PANAMA, INC.	PANAMA	100%

TRANE TAIWAN DISTRIBUTION LTD.	TAIWAN, PROVINCE OF CHINA	100%

TRANE TECHNOLOGIES (CHINA) CO., LTD	CHINA	100%

TRANE TECHNOLOGIES CHARITABLE FOUNDATION	DELAWARE	100%

TRANE TECHNOLOGIES COMPANY LLC	DELAWARE	100%

TRANE TECHNOLOGIES COSTA RICA SOCIEDAD ANONIMA	COSTA RICA	100%

TRANE TECHNOLOGIES EUROPEAN HOLDING COMPANY B.V.	NETHERLANDS	100%

TRANE TECHNOLOGIES FINANCIAL SERVICES CORPORATION	DELAWARE	100%

TRANE TECHNOLOGIES FINANCING LIMITED	IRELAND	100%

TRANE TECHNOLOGIES FINLAND OY	FINLAND	100%

TRANE TECHNOLOGIES FUNDING LTD.	BERMUDA	100%

TRANE TECHNOLOGIES GLOBAL HOLDING COMPANY LIMITED	DELAWARE	100%

TRANE TECHNOLOGIES GMBH	GERMANY	100%

TRANE TECHNOLOGIES HOLDCO INC.	DELAWARE	100%

TRANE TECHNOLOGIES HOLDINGS B.V.	NETHERLANDS	100%

TRANE TECHNOLOGIES INDIA PRIVATE LIMITED	INDIA	100%

TRANE TECHNOLOGIES INDÚSTRIA, COMÉRCIO E SERVIÇOS DE AR-CONDICIONADO LTDA.	BRAZIL	100%

TRANE TECHNOLOGIES INTERNATIONAL FINANCE LIMITED	IRELAND	100%

TRANE TECHNOLOGIES INTERNATIONAL LIMITED	IRELAND	100%

TRANE TECHNOLOGIES INVESTMENTS NETHERLANDS B.V.	NETHERLANDS	100%

TRANE TECHNOLOGIES IRISH HOLDINGS UNLIMITED COMPANY	IRELAND	100%

TRANE TECHNOLOGIES LATIN AMERICA B.V.	NETHERLANDS	100%

TRANE TECHNOLOGIES LATIN AMERICA, S. DE R.L. DE C.V.	MEXICO	100%

TRANE TECHNOLOGIES LIFE SCIENCES LLC	DELAWARE	100%

TRANE TECHNOLOGIES LUX EURO III FINANCING S.À R.L.	LUXEMBOURG	100%

TRANE TECHNOLOGIES LUX INTERNATIONAL HOLDING COMPANY S.À R.L.	LUXEMBOURG	100%

TRANE TECHNOLOGIES MANUFACTURA, S. DE R.L DE C.V.	MEXICO	100%

TRANE TECHNOLOGIES PERU S.A.C.	PERU	100%

TRANE TECHNOLOGIES RUS LLC	RUSSIAN FEDERATION	100%

TRANE TECHNOLOGIES S.A.	SWITZERLAND	100%

TRANE TECHNOLOGIES SALES COMPANY, LLC	DELAWARE	100%

TRANE TECHNOLOGIES S.R.O.	CZECHIA	100%

TRANE THERMO KING (SHANGHAI) ENTERPRISE MANAGEMENT CO., LTD.	CHINA	100%

TRANE THERMO KING PTY. LTD.	AUSTRALIA	100%

TRANE UK LIMITED	UNITED KINGDOM	100%

TRANE U.S. INC.	DELAWARE	100%

TRANE VIETNAM SERVICES COMPANY LIMITED	VIETNAM	100%

TRANE, S.A. DE C.V.	MEXICO	100%

TRICOOL THERMAL LIMITED	UNITED KINGDOM	100%

TSI ANSTALT LTD.	LIECHTENSTEIN	100%

TUI HOLDINGS INC.	DELAWARE	100%

TWENTYTHREEC, LLC	DELAWARE	65%

TYS LIMITED	HONG KONG	50%

VKL VERTRIEBSGESELLSCHAFT FÜR KÄLTE- UND LUFTTECHNIK MBH	GERMANY	100%

WORLD STANDARD LTD.	DELAWARE	100%